IMMEDIATE INCOME BUILDER II

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated December 12, 2011

to the

Prospectus dated May 1, 2007

Effective on or about December 12, 2011, the following subaccount name changes will occur:

Current Subaccount Name(1)	New Subaccount Name
Transamerica Morgan Stanley Mid-Cap Growth VP	TA Morgan Stanley Mid-Cap Growth
Transamerica WMC Diversified Growth VP	TA WMC Diversified Growth

(1)	Also the name of the underlying fund portfolio the subaccount invests in. The underlying fund portfolio name is not changing.

Effective on or about December 12, 2011, the following subaccounts (the “subaccounts”) will be closed to new investments:

•	Invesco V.I. Capital Appreciation Fund
•	Fidelity VIP Equity-Income Portfolio
•	Fidelity VIP Growth Portfolio
•	MFS® Total Return Series

“Closed to new investments” means no one can allocate additional amounts (either through policy transfer or additional premium) to the Subaccounts after December 12, 2011.

If you have any amount in the Subaccounts on December 12, 2011, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Subaccounts into other subaccounts;
•	withdraw amounts from the Subaccounts; and
•	maintain your current investment in the Subaccounts.

Any references in the Prospectus to the subaccounts are hereby changed as noted above.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Immediate Income Builder II dated May 1, 2007